Exhibit 10.104

INCREMENTAL FACILITY AGREEMENT

CREDIT SUISSE AG 11 Madison Avenue New York, NY 10010	NORTHWEST BANK 925 4th Avenue, Suite 100 Seattle, WA 98104

November 19, 2015
Encore Capital Group, Inc.
3111 Camino Del Rio North
Suite 1300
San Diego, California
Attention:    Chief Financial Officer
Re: Incremental Facility Agreement
Ladies and Gentlemen:
Reference is hereby made to that certain Second Amended and Restated Credit Agreement, dated as of February 25, 2014, as amended by that certain Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of August 1, 2014 and that certain Amendment No. 2 to Second Amended and Restated Credit Agreement dated as of July 9, 2015 (as so amended, and as the same may be further amended, restated, modified, supplemented, extended or replaced from time to time, the “Credit Agreement”), by and among Encore Capital Group, Inc. (“Borrower”), the several banks and other financial institutions and lenders from time to time party thereto (the “Lenders”), SunTrust Bank, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent, issuing bank and swingline lender. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement. This Incremental Facility Agreement (this “Agreement”) (i) is an “Incremental Facility Amendment” (as defined in the Credit Agreement) and the Credit Agreement is hereby amended in accordance with the terms and conditions herein and (ii) shall be deemed to be a “Loan Document” under the Credit Agreement.
At the request of the Borrower, (i) Credit Suisse AG (“Credit Suisse”) hereby agrees to provide an Incremental Revolving Commitment to the Borrower in the amount of $50,000,000 (the “Incremental Revolving Commitment”) and (ii) Northwest Bank (“NWB” and together with Credit Suisse, the “Incremental Lenders” and each, an “Incremental Lender”) hereby agrees to make an Incremental Term Loan in the amount of $5,000,000 (the “Incremental Term Loan” and together with the Incremental Revolving Commitment and the Incremental Revolving Loans funded pursuant to the Incremental Revolving Commitment, the “Incremental Facility”). The Incremental Facility provided pursuant to this Agreement shall be subject to all of the terms and conditions set forth in the Credit Agreement, including without limitation, Section 2.2 thereof with respect to the Incremental Revolving Commitment and Section 2.5 thereof with respect to the Incremental Term Loan.

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Each Incremental Lender, the Borrower and the Administrative Agent each acknowledges and agrees that the Incremental Revolving Commitment provided pursuant to this Agreement shall constitute a “Revolving Commitment” for all purposes of the Credit Agreement and the other applicable Loan Documents and the Incremental Term Loan provided pursuant to this Agreement shall constitute a “Term Loan” for all purposes of the Credit Agreement and the other applicable Loan Documents. Furthermore, each of the parties to this Agreement hereby agrees that (i) the Incremental Facility shall be subject to the terms set forth on Annex III hereto, (ii) the Incremental Revolving Commitment, and the Revolving Loans funded thereunder, shall be on the same terms and conditions as the Revolving Commitments and Revolving Loans under the Credit Agreement, (iii) except as otherwise expressly set forth herein, the Incremental Term Loan shall be on the same terms and conditions as the Term Loans under the Credit Agreement (iv) Schedule II-A to the Credit Agreement is hereby amended and restated in its entirety to read as set forth in Annex I hereto and (v) Schedule III to the Credit Agreement is hereby amended and restated in its entirety to read as set forth in Annex II hereto.
Each Incremental Lender hereby (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, (iii) irrevocably authorizes the Administrative Agent to take such action on its behalf under this Agreement, the other Loan Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties thereunder as are specifically delegated to or required of the Administrative Agent by the terms thereof and such other powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender and (v) in the case an Incremental Lender is a Foreign Lender, attaches the forms and/or certificates referred to in Section 2.20(g) of the Credit Agreement, certifying as to its entitlement as of the date hereof to a complete exemption from, or a reduction of, United States withholding taxes with respect to all payments to be made to it by the Borrower under the Credit Agreement and the other Loan Documents.
Upon the date of (i) the execution of a counterpart of this Agreement by the Incremental Lenders, the Administrative Agent, the Borrower and each Guarantor, (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of facsimile or other form of electronic transmission permitted under the Credit Agreement) hereof, (iii) the payment of any fees then earned, due and payable in connection herewith and (iv) the satisfaction (or waiver in writing) of any other conditions precedent set forth in Section 6 of Annex III hereto (such date, the “Agreement Effective Date”), (a) Credit Suisse shall be obligated to fund the Incremental Revolving Loans pursuant to the Incremental Revolving Commitment to be made by it, and participate in Letters of Credit and Swingline Loans required to be participated in by it on the terms, and subject to the conditions, set forth in the Credit Agreement and in this Agreement, (b) NWB shall be obligated to fund the Incremental Term Loan on the terms, and subject to the conditions, set forth in the Credit Agreement and in this Agreement and (c) each Incremental Lender shall have the rights and obligations of a Lender thereunder and under the other applicable Loan Documents.

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Each of the Borrower and each Guarantor acknowledges and agrees that (i) it shall be liable for all Obligations with respect to the Incremental Facility created hereunder and (ii) all such Obligations (including the Incremental Revolving Loans and the Incremental Term Loan) shall constitute (and be included in the definition of) “Secured Obligations” under the Credit Agreement and be entitled to the benefits of the respective Collateral Documents and the Guaranty Agreement as, and to the extent, provided in the Credit Agreement and in such other Loan Documents.
Attached hereto as Annex IV is the officer’s certificate required pursuant to Section 2.24(a) of the Credit Agreement certifying as to compliance with clauses (i), (ii) and (iii) of such Section and containing the calculations (in reasonable detail) required by such clause (ii) thereof.
The Borrower may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to each Incremental Lender and one copy to the Administrative Agent before the close of business on November 19, 2015. If the Borrower does not so accept this Agreement by such time, the obligations of the Incremental Lenders to provide the Incremental Facility set forth in this Agreement shall be deemed canceled and of no force or effect.
After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by facsimile transmission) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Loan Documents pursuant to Section 10.2 of the Credit Agreement.
THIS AGREEMENT AND THE OBLIGATIONS HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT, IN ANY EVENT, GIVING EFFECT TO SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
[Signature Pages Follow]

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Very truly yours,

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
By: /s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory
By: /s/ Jayant Rao
Name: Jayant Rao
Title: Authorized Signatory

Signature Page to
Incremental Facility Agreement

NORTHWEST BANK
By: /s/ Basant Singh
Name: Basant Singh
Title: Mkt President

Signature Page to
Incremental Facility Agreement

Agreed and Accepted as of the date first written above:

SUNTRUST BANK, as Administrative Agent,
Issuing Bank and Swingline Lender
By: /s/ Paula Mueller
Name: Paula Mueller
Title: Director

Signature Page to
Incremental Facility Agreement

Agreed and Accepted as of the date first written above:
ENCORE CAPITAL GROUP, INC.
By: /s/ Jonathan Clark
Name: Jonathan Clark
Title: Executive Vice President, Chief Financial Officer and Treasurer

Signature Page to
Incremental Facility Agreement

Each Guarantor acknowledges and agrees to each the foregoing provisions of this Incremental Facility Agreement and to the establishment of the Incremental Facility and the Obligations incurred related thereto.

MIDLAND CREDIT MANAGEMENT, INC.
MIDLAND FUNDING LLC
MIDLAND PORTFOLIO SERVICES, INC.
MIDLAND FUNDING NCC-2 CORPORATION
MIDLAND INTERNATIONAL LLC
MRC RECEIVABLES CORPORATION
PROPEL ACQUISITION LLC
PROPEL FUNDING LLC
ASSET ACCEPTANCE CAPITAL CORP.
ASSET ACCEPTANCE, LLC
ATLANTIC CREDIT & FINANCE, INC.

By: /s/ Jonathan Clark
Name:     Jonathan Clark
Title:     Treasurer

MIDLAND INDIA LLC

By: /s/ Glen V. Freter
Name: Glen V. Freter
Title:     Treasurer

ASSET ACCEPTANCE RECOVERY SERVICES, LLC
ASSET ACCEPTANCE SOLUTIONS GROUP, LLC
LEGAL RECOVERY SOLUTIONS, LLC

By: /s/ Darin B. Herring
Name: Darin B. Herring
Title:     Vice President

ATLANTIC CREDIT & FINANCE SPECIAL FINANCE UNIT, LLC
ATLANTIC CREDIT & FINANCE SPECIAL FINANCE UNIT III, LLC

By: /s/ Shawn Thomas
Name: Shawn Thomas
Title:     General Manager

Signature Page to
Incremental Facility Agreement

ANNEX I
Schedule II-A to Credit Agreement

Lender	Revolving Commitment Amount	Term Loan A Commitment Amount
SunTrust Bank	$83,278,619.73	$16,552,380.95
Bank of America, N.A.	73,435,714.00	17,028,571.43
Fifth Third Bank	51,070,190.48	9,523,809.52
ING Capital LLC	66,071,428.58	9,523,809.52
Morgan Stanley Bank, N.A.	40,625,000.00	10,000,000.00
California Bank &Trust	32,380,952.00	7,619,047.62
Citibank, N.A.	43,749,999.98	6,666,666.67
Bank Leumi USA	10,767,857.14	4,514,285.71
Israel Discount Bank of New York	16,190,476.19	3,809,523.81
First Bank	16,041,666.67	3,333,333.33
Amalgamated Bank	15,892,857.14	2,857,142.86
Union Bank	22,321,428.59	2,857,142.86
Cathay Bank, California Banking Corporation	13,164,285.70	1,904,761.90
Chang Hwa Commercial Bank, Ltd., New York Branch	19,345,238.10	1,904,761.90
Manufacturers Bank	8,214,285.70	1,904,761.90
Barclays Bank	20,000,000.00	0.00
RBS Citizens	35,000,000.00	0.00
Flagstar Bank	25,000,000.00	0.00
PrivateBank and Trust	25,000,000.00	0.00
Western Alliance Bank	25,000,000.00	0.00
Raymond James Bank	20,000,000.00	0.00
UBS AG, Stamford Branch	20,000,000.00	0.00
CTBC Bank	10,000,000.00	0.00
Credit Suisse AG	50,000,000.00	0.00

Total	$742,550,000.00	$100,000,000

Annex I

ANNEX II
Schedule III to Credit Agreement
EXTENDING LENDERS AND NON-EXTENDING LENDERS

Extending Lenders:

Lender	Revolving Commitment Amount	Term Loan A-2 Commitment Amount
SunTrust Bank	$83,278,619.73	$15,040,427.92
Bank of America, N.A.	73,435,714.00	15,964,286.00
Fifth Third Bank	51,070,190.48	8,929,809.52
ING Capital LLC	66,071,428.58	8,928,571.42
Morgan Stanley Bank, N.A.	40,625,000.00	9,375,000.00
California Bank &Trust	32,380,952.00	7,619,048.00
Citibank, N.A.	43,749,999.98	6,250,000.02
Bank Leumi USA	10,767,857.14	4,232,142.86
First Bank	16,041,666.67	3,124,999.98
Union Bank	22,321,428.59	2,678,571.41
Cathay Bank, California Banking Corporation	13,164,285.70	1,785,714.30
Chang Hwa Commercial Bank, Ltd., New York Branch	19,345,238.10	1,785,714.30
Manufacturers Bank	8,214,285.70	1,785,714.30
Barclays Bank PLC	20,000,000.00	0.00
RBS Citizens	35,000,000.00	0.00
Flagstar Bank	25,000,000.00	0.00
PrivateBank and Trust	25,000,000.00	0.00
Western Alliance Bank	25,000,000.00	0.00
Raymond James Bank	20,000,000.00	0.00
UBS AG, Stamford Branch	20,000,000.00	0.00
CTBC Bank	10,000,000.00	0.00
Credit Suisse AG	50,000,000.00	0.00
Northwest Bank	0.00	5,000,000.00

Total	$710,466,666.67	$92,500,000.03

Non-Extending Lenders:

Annex II

Lender	Revolving Commitment Amount	Term Loan A Commitment Amount
Israel Discount Bank of New York	16,190,476.19	3,571,428.56
Amalgamated Bank	15,892,857.14	2,678,571.41

Total	$32,083,333.33	$6,249,999.97

Annex II

ANNEX III
TERMS AND CONDITIONS FOR
INCREMENTAL FACILITY AGREEMENT
1. Name of Borrower: Encore Capital Group, Inc., a Delaware corporation.
2. Date upon which the Incremental Facility is to become effective:    November 19, 2015.
3. Maturity Dates:
(a)    Date upon which the Incremental Revolving Loans mature: the Revolving Commitment Termination Date.
(b)    Date upon which the Incremental Term Loan matures: the Term Loan A-2 Maturity Date.
4. Applicable Margin: Identical to the “Applicable Margin” as defined in the Credit Agreement.
5. Amortization: The Borrower unconditionally promised to pay to the Administrative Agent for the account of NWB, on the last Business Day of each of March, June, September and December, commencing on December 31, 2015 a principal amount equal to $5,000,000.00 multiplied by (i) 1.25%, for the first such quarterly installment, (ii) 1.875%, for the next four (4) quarterly installments thereafter and (iii) 2.5%, for the next eight (8) quarterly installments thereafter; provided, that, to the extent not previously paid, the aggregate unpaid principal balance of the Incremental Term Loan shall be due and payable on the Term Loan A-2 Maturity Date.
6. Other Conditions Precedent:
(a)    No Default or Event of Default has occurred and is continuing or shall result from the Incremental Facility provided by the Incremental Lenders under the Incremental Facility Agreement as of the date hereof;
(b)    the Borrower and its Restricted Subsidiaries are in pro forma compliance with each of the covenants set forth in Article VI of the Credit Agreement as of the last day of the most recently ended Fiscal Quarter after giving effect to the Incremental Facility provided by the Incremental Lenders under the Incremental Facility Agreement on the date hereof (assuming for such purpose that the Incremental Revolving Commitment provided under the Incremental Facility Agreement is fully drawn on the date hereof);
(c)    each of the conditions in Section 3.2 of the Credit Agreement have been satisfied; and
(d)     the Administrative Agent shall have received:
(i)    a favorable written opinion of Pillsbury Winthrop Shaw Pittman LLP addressed to the Administrative Agent and the Incremental Lenders covering such matters relating to the Borrower and the transactions contemplated under the Incremental Facility Agreement as the Administrative Agent or the Incremental Lenders shall reasonably request; and

Annex III

(ii)    a certificate signed by a Responsible Officer of the Borrower substantially in the form of Annex IV.

Annex III

ANNEX IV
OFFICER’S CERTIFICATE
November __, 2015
This Officer’s Certificate is being executed and delivered in connection with that certain Incremental Facility Agreement, dated as of the date hereof (the “Incremental Facility Agreement”) by and among Encore Capital Group, Inc. (the “Borrower”), Credit Suisse AG (“Credit Suisse”) and Northwest Bank (“NWB” and together with Credit Suisse, the “Incremental Lenders” and each, an “Incremental Lender”) and SunTrust Bank, as administrative agent (the “Agent”) under that certain Second Amended and Restated Credit Agreement, dated as of February 25, 2014, as amended by that certain Amendment No. 1 to Second Amended and Restated Credit Agreement August 1, 2014 and that certain Amendment No. 2 to Second Amended and Restated Credit Agreement dated as of July 9, 2015 (as so amended, and as the same may be further amended, restated, modified, supplemented, extended or replaced from time to time, the “Credit Agreement”), by and among the Borrower, the several banks and other financial institutions and lenders from time to time party thereto (the “Lenders”), the Agent, in its capacity as administrative agent for the Lenders, as collateral agent for the Secured Parties, as issuing bank and as swingline lender and the other agents and arrangers party thereto, pursuant to which (i) Credit Suisse is willing to extend to the Borrower an Incremental Revolving Commitment and (ii) NWB is willing to extend to the Borrower an Incremental Term Loan, in each case subject to the terms and conditions set forth in the Incremental Facility Agreement. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The undersigned, a Responsible Officer of the Borrower, in such capacity and not individually, hereby certifies on behalf of the Borrower the following:

(a)	no Default or Event of Default has occurred and is continuing or will result from the consummation of the transactions contemplated by the Incremental Facility Agreement;

(b)
the Borrower and its Restricted Subsidiaries are in pro forma compliance with each of the covenants set forth in Article VI of the Credit Agreement as of the last day of the most recently ended Fiscal Quarter after giving effect to the Incremental Facility provided by the Incremental Lenders under the Incremental Facility Agreement (assuming for such purpose that the Incremental Revolving Commitment is fully drawn at such time) and attached hereto as Exhibit A are the calculations (in reasonable detail) demonstrating such compliance;

(c)	all of the conditions set forth in Section 3.2 of the Credit Agreement have been satisfied; and

(d)	attached hereto as Exhibit B is a true and correct copy of the resolutions of the Borrower which approve the incurrence of the Incremental Facilities.

[Signature page follows]

Annex IV

IN WITNESS WHEREOF, the undersigned has executed this Officer's Certificate to be effective as of the date first written above.

ENCORE CAPITAL GROUP, INC.

By: ___________________________
Name:
Title:

[Signature Page to Officer’s Certificate]